Air T, Inc. Reports Fiscal 2025 Results CHARLOTTE, NC, June 27, 2025— Air T, Inc. (NASDAQ: AIRT) is an industrious American company with a portfolio of businesses, each of which is independent yet interrelated. We seek dynamic individuals and teams to operate companies using processes that increase stakeholder value over time. We believe we can apply corporate resources to help activate growth and overcome challenges. Our core segments are overnight air cargo; ground support equipment; commercial aircraft, engines and parts; and digital solutions. Today the Company is announcing results for the Fiscal year ended March 31, 2025: • Revenues totaled $291.9 million for the fiscal year ended March 31, 2025, an increase of $5.0 million, or 2% from the prior fiscal year. • Operating income was $1.9 million for the fiscal year ended March 31, 2025, compared to operating income in the prior fiscal year of $1.3 million. • Adjusted EBITDA* of $7.4 million for the fiscal year ended March 31, 2025, compared to Adjusted EBITDA* of $6.2 million in the prior fiscal year. • The investment balance for the Company’s equity method investees was $19.0 million at March 31, 2025; as compared to $16.7 million at March 31, 2024. • Loss per share of $2.23 for the fiscal year ended March 31, 2025, compared to loss per share of $2.42 for the prior fiscal year. *Adjusted EBITDA is a non-GAAP financial measure; see below for further explanation and reconciliation to GAAP measure. Company Chairman and CEO Nick Swenson commented: “Air T is working to build shareholder value each and every day. We have a number of important initiatives in the works, and we are gaining traction with several new products and marketing channels. We are optimistic about the future.” Business Segment Results Effective as of the fourth quarter of fiscal year 2025, we renamed our ground equipment sales segment to ground support equipment and renamed our commercial jet engines and parts segment to commercial aircraft, engines and parts to better align the descriptions of the segments with their activities. Additionally, we have elected to separately disclose the digital solutions segment to better align our financial statement presentation with a key long-term growth area for the Company. Digital solutions was previously classified as part of insignificant business activities. As a result of this change, prior period segment information has been recast to conform to our current presentation in our financial statements and related notes. The Company additionally has a central corporate function that acts as the capital allocator and resource for other consolidated businesses, referred to as Corporate and other. Further, Corporate and other also comprises insignificant businesses and business interests. Overnight Air Cargo • This segment provides air express delivery services, primarily for FedEx, and repair services. • Revenues from the overnight air cargo segment increased by $8.5 million (7%) compared to the prior fiscal year, principally attributable to higher labor revenues, increase in admin fees and higher FedEx pass through revenues due to higher billable hours for maintenance. Pass-through costs under the dry-

lease agreements with FedEx totaled $39.9 million and $36.4 million for the years ended March 31, 2025 and 2024, respectively. • Adjusted EBITDA* for this segment was $6.8 million for the fiscal year ended March 31, 2025, a decrease of $0.3 million when compared to the prior fiscal year, due primarily to increased loss provisioning for bad debt and additional taxes related to Puerto Rico operations. Ground Support Equipment • This segment—which includes some of the world-leading offerings in the category—manufactures mobile deicers and other specialized ground-support equipment. Customers include passenger and cargo airlines, airports, the military, and other industrial customers. • Revenues for this segment totaled $38.9 million for Fiscal Year 2025, up 5% versus $37.2 million in the prior fiscal year. The increase was primarily driven by an increase in spare part sales and support services provided to customers while deicer sales increased slightly. • Adjusted EBITDA* loss for this segment was $0.8 million in the fiscal year ended March 31, 2025, compared to an adjusted EBITDA* loss of $0.9 million in the prior fiscal year. • At March 31, 2025, the ground support equipment segment’s order backlog was $14.3 million compared to $12.6 million at March 31, 2024. Commercial Aircraft, Engines and Parts • This segment leases commercial jet engines and aircraft; buys, sells and trades in surplus and aftermarket commercial jet engines, engine parts, airframes, and airframe parts, avionics, and other; then delivers the related documents and logistics. • Revenues for this segment totaled $118.2 million in Fiscal Year 2025, a decrease of $7.3 million from Fiscal Year 2024. The decrease was primarily driven by a lower supply of whole assets available to purchase for tear-down or resale in an increasingly competitive market, further exacerbated by aircraft operators keeping older aircraft in operation for longer than they have in the past. • Adjusted EBITDA* for this segment was $9.8 million for the fiscal year ended March 31, 2025, compared to Adjusted EBITDA* of $6.1 million in the prior fiscal year. The increase was primarily attributable to increased sales of component packages with a higher gross profit in the current fiscal year. Digital Solutions • This segment develops and provides digital aviation and other business services to customers within the aviation industry to generate recurring subscription revenues. • The digital solutions segment contributed $7.3 million of revenues in the fiscal year ended March 31, 2025 compared to $5.8 million in the prior fiscal year which is an increase of $1.5 million (26%). The increase is primarily due to increased software subscriptions driven by continued acquisition of new and recurring customers. • Adjusted EBITDA* loss for the digital solutions segment was $0.3 million for the fiscal year ended March 31, 2025. Adjusted EBITDA* decreased by $0.4 million in the current fiscal year, primarily due to increased personnel needed to continue to scale operations. *Adjusted EBITDA is a non-GAAP financial measure; see below for further explanation and reconciliation to GAAP measures. Non-GAAP Financial Measures The Company uses adjusted earnings before taxes, interest, and depreciation and amortization ("Adjusted EBITDA"), a non-GAAP financial measure as defined by the SEC, to evaluate the Company's financial performance. This performance measure is not defined by accounting principles generally accepted in the United States and should be considered in addition to, and not in lieu of, GAAP financial measures. Adjusted EBITDA is defined as earnings before taxes, interest, and depreciation and amortization, adjusted for specified items. The Company calculates Adjusted EBITDA by removing the impact of specific items and adding back the amounts of interest expense and depreciation and amortization to earnings before income taxes. When calculating Adjusted EBITDA, the Company does not add back depreciation expense for aircraft engines that are on lease, as the Company believes this expense matches with the corresponding revenue earned on engine leases. There was $1.4 million depreciation expense for leased assets in the current fiscal year, whereas there was no depreciation expense in the prior fiscal year. Management believes that Adjusted EBITDA is a useful measure of the Company's performance because it provides investors additional information about the Company's operations allowing better evaluation of underlying business performance and better period-to-period comparability. Adjusted EBITDA is not intended to replace or be an alternative to operating income, the most directly comparable amounts reported under GAAP. We may periodically review and update our non-GAAP financial measures based on our determination of their relevance to our business which could result in the addition or elimination of select non-GAAP financial measures in the future. The table below provides a reconciliation of operating income (loss) from continuing operations to Adjusted EBITDA for the periods ended March 31, 2025, and 2024 (in thousands): Twelve Months Ended March 31, 2025 March 31, 2024 Operating income (loss) from continuing operations $ 1,908 $ 1,264 Depreciation and amortization (excluding leased assets depreciation) 2,998 2,798 Asset impairment, restructuring or impairment charges 1,463 1,195 Loss on sale of property and equipment 15 18 TruPs issuance expenses 212 347 Share-based compensation 88 106 Severance expenses 244 462 Earnout remeasurement 435 — Adjusted EBITDA $ 7,363 $ 6,190 The following table shows the Company’s Adjusted EBITDA by segment for the periods ended March 31, 2025, and 2024 (in thousands): Twelve Months Ended March 31, 2025 March 31, 2024 Overnight Air Cargo $ 6,808 $ 7,144 Ground Support Equipment (773) (949) Commercial Aircraft, Engines and Parts 9,832 6,119 Digital Solutions (272) 149 Segments total 15,595 12,463 Corporate and Other (8,232) (6,273) Adjusted EBITDA $ 7,363 $ 6,190 NOTE REGARDING STAKEHOLDER QUESTIONS If you have questions related to this release or other Air T matters, please use our interactive Q&A capability, through Slido.com, accessible from our website, to submit your questions. We intend to keep that link open and available for shareholder questions. Questions submitted through Slido will be answered “live” and in writing at our Annual Meeting, and via a written response on a quarterly basis. Note that legal and pragmatic requirements restrict us from answering every question posted, yet we intend to address all reasonable and relevant questions with a written answer. ABOUT AIR T, INC. Established in 1980, Air T Inc. is a portfolio of powerful businesses and financial assets, each of which is independent yet interrelated. Its core segments are overnight air cargo, ground equipment sales, commercial jet engines and parts, and corporate and other. We seek to expand, strengthen and diversify Air T’s after-tax cash flow per share. Our goal is to build Air T’s core businesses, and when appropriate, to expand into adjacent and other industries. We seek to activate growth and overcome challenges while delivering meaningful value for all stakeholders. For more information, visit www.airt.net. FORWARD-LOOKING STATEMENTS Certain statements in this Report, including those contained in “Overview,” are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements include those preceded by, followed by or that include the words “believes”, “pending”, “future”, “expects,” “anticipates,” “estimates,” “depends” or similar expressions. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by such forward- looking statements, because of, among other things, potential risks and uncertainties, such as: • An inability to finance our operations through bank or other financing or through the sale or issuance of debt or equity securities; • Economic and industry conditions in the Company’s markets; • The risk that contracts with FedEx Corporation (“FedEx”) could be terminated or adversely modified; • The risk that the number of aircraft operated for FedEx will be reduced; • The risk that GGS customers will defer or reduce significant orders for deicing equipment; • The impact of any terrorist activities or armed conflict on United States soil or abroad; • Changes in U.S. and foreign trade regulations and tariffs; • The Company’s ability to manage its cost structure for operating expenses, or unanticipated capital requirements, and match them to shifting customer service requirements and production volume levels; • The Company's ability to meet debt service covenants and to refinance existing debt obligations; • The risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, equipment or parts sold and/or services provided; • Market acceptance of the Company’s commercial and military equipment and services; • Competition from other providers of similar equipment and services; • Changes in government regulation and technology; • Changes in the value of marketable securities held as investments; • Mild winter weather conditions reducing the demand for deicing equipment; • Market acceptance and operational success of the Company’s aircraft asset management business and related aircraft capital joint venture; and • Despite our current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt, which could further exacerbate the risks associated with our substantial leverage. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. CONTACT Tracy Kennedy Chief Financial Officer tkennedy@airt.net 704-264-5102